CANTERBURY PORTFOLIO THERMOSTAT FUND
SCHEDULE OF INVESTMENTS
January 31, 2021 (Unaudited)

EXCHANGE-TRADED FUNDS — 89.15%	Shares	Fair Value

Consumer Discretionary Select Sector SPDR® Fund (The)	9,680	$ 1,568,257
Financial Select Sector SPDR® Fund	49,485	1,432,591
Invesco CurrencyShares Canadian Dollar Trust*	25,985	1,997,727
Invesco QQQ Trust, Series 1	5,150	1,619,984
Invesco S&P 500® Equal Weight ETF	11,900	1,505,350
iShares MSCI Emerging Markets ETF	30,730	1,638,216
iShares MSCI South Korea ETF	14,850	1,308,285
iShares Russell 2000 ETF	7,920	1,628,035
ProShares Short 20+ Year Treasury	142,980	2,327,714
SPDR® S&P® MidCap 400 ETF Trust	5,190	2,210,732
Total Exchange-Traded Funds (Cost $15,348,194)		17,236,891

MONEY MARKET FUNDS - 11.15%

Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class, 0.03%(a)	2,156,497	2,156,497

Total Money Market Funds (Cost $2,156,497)		2,156,497

Total Investments — 100.30% (Cost $17,504,691)		19,393,388

Liabilities in Excess of Other Assets — (0.30)%		(58,221)

NET ASSETS — 100.00%		$ 19,335,167

*	Non-income producing security.
(a)	Rate disclosed is the seven day effective yield as of January 31, 2021.

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt

At January 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$ 1,906,876
Gross unrealized depreciation	(18,179)
Net unrealized appreciation/(depreciation) on investments	$ 1,888,697
Tax cost of investments	$ 17,504,691

Canterbury Portfolio Thermostat Fund

Notes to the Schedule of Investments

January 31, 2021

(Unaudited)

The Canterbury Portfolio Thermostat Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Securities Valuation and Fair Value Measurements –Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available, the Canterbury Investment Management, LLC (the “Adviser”) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Capitol Series Trust’s (the “Trust”) Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations with the Adviser’s participation, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2021:

Valuation Inputs
	Level 1	Level 2	Level 3
Assets				Total
Exchange-Traded Funds	$ 17,236,891	$ -	$ -	$ 17,236,891
Money Market Funds	2,156,497	-	-	2,156,497
Total	$ 19,393,388	$ -	$ -	$ 19,393,388

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.